SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
SIGNATURES

Item 1.01 Entry Into a Material Definitive Agreement

Item 1.02 Termination of a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

Nevada Power Company Facility

On April 28, 2010, Nevada Power Company (d/b/a NV Energy) (“NPC”), a wholly-owned subsidiary of NV Energy, Inc., entered into a secured revolving credit facility with Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing bank, and the other lenders parties thereto, allowing NPC to borrow, repay and reborrow, from time to time, up to $600 million on or prior to April 28, 2013.  The facility replaces NPC’s prior $589 million secured revolving credit facility with Wells Fargo Bank, National Association, as administrative agent, which would have expired in November 2010.  NPC may use the facility for general corporate purposes and for the issuance of letters of credit.  The facility is secured by a General and Refunding Mortgage Bond of NPC, which is equal to the amounts due and payable by NPC under the facility from time to time, but in no event exceeding $600 million.

Borrowings under the facility will bear interest at either an applicable base rate (defined as the highest of the Prime Rate, the Federal Funds Rate plus ½ of 1.0% and the LIBOR Base Rate plus 1.0%) plus a margin, or a LIBOR rate plus a margin.  The margin varies based upon NPC’s secured debt credit rating by S&P and Moody’s.  Currently, NPC’s applicable base rate margin is 1.25% and the LIBOR rate margin is 2.25%. The rate for outstanding letters of credit will be at the LIBOR rate margin plus a fee for the issuing bank.

Borrowings under the facility are conditioned on NPC’s ability to make certain representations at the time such borrowing is made, except a representation concerning no material adverse effect, so long as NPC’s secured debt credit rating by S&P and Moody’s is investment grade (in each case, with a stable or better outlook).  In the event NPC's secured debt rating by S&P and Moody's was below investment grade (or investment grade with a negative outlook), a representation concerning no material adverse effect would be a condition to borrowing under the facility.  The facility contains a provision which reduces the availability under the credit facility by the negative mark-to-market exposure for hedging transactions with credit facility lenders or their energy trading affiliates.  The reduction in availability limits the amount that NPC can borrow or use for letters of credit and would require that NPC prepay any amount in excess of that limitation.  The amount of the reduction will be calculated by NPC on a monthly basis, and after calculating such reduction, the agreement provides that the availability under the revolving credit facility to NPC shall at no time be less than 50% of the total commitments thereunder.  The calculation of NPC's negative mark-to-market exposure at the closing of the facility was aproximately $81.5 million.  The facility also includes customary covenants, including a financial maintenance covenant that requires NPC to maintain a ratio of consolidated indebtedness to consolidated capital, determined as of the last day of each fiscal quarter, not to exceed 0.68 to 1.

On April 28, 2010, NPC borrowed $221 million at a base rate of 4.50% under the facility, which was used to repay the amounts outstanding under its now terminated $589 million secured revolving credit facility with Wells Fargo Bank, National Association.

 Sierra Pacific Power Company Facility

On April 28, 2010, Sierra Pacific Power Company (d/b/a NV Energy) (“SPPC”), a wholly-owned subsidiary of NV Energy, Inc., entered into a secured revolving credit facility with Bank of America, N.A., as administrative agent, swingline lender and issuing bank, and the other lenders parties thereto, allowing SPPC to borrow, repay and reborrow, from time to time, up to $250 million on or prior to April 28, 2013.  The facility replaces SPPC’s prior $332 million secured revolving credit facility with Wells Fargo Bank, National Association, as administrative agent, which would have expired in November 2010.  SPPC may use the facility for general corporate purposes and for the issuance of letters of credit.  The facility is secured by a General and Refunding Mortgage Bond of SPPC, which is equal to the amounts due and payable under the facility by SPPC from time to time, but in no event exceeding $250 million.

Borrowings under the facility will bear interest at either an applicable base rate (defined as the highest of the Prime Rate, the Federal Funds Rate plus ½ of 1.0% and the LIBOR Base Rate plus 1.0%) plus a margin, or a LIBOR rate plus a margin.  The margin varies based upon SPPC’s secured debt credit rating by S&P and Moody’s.  Currently, SPPC’s applicable base rate margin is 1.25% and the LIBOR rate margin is 2.25%.  The rate for outstanding letters of credit will be at the LIBOR rate margin plus a fee for the issuing bank.

Borrowings under the facility are conditioned on SPPC’s ability to make certain representations at the time such borrowing is made, except a representation concerning no material adverse effect, so long as SPPC’s secured debt credit rating by S&P and Moody’s is investment grade (in each case, with a stable or better outlook).  In the event that SPPC's secured debt rating by S&P and Moody's was below investment grade (or investment grade with a negative outlook), a representation concerning no material adverse effect would be a condition to borrowing under the facility.  The facility contains a provision which reduces the availability under the credit facility by the negative mark-to-market exposure for hedging transactions with credit facility lenders or their energy trading affiliates.  The reduction in availability limits the amount that SPPC can borrow or use for letters of credit and would require that SPPC prepay any amount in excess of that limitation.  The amount of the reduction will be calculated by SPPC on a monthly basis, and after calculating such reduction, the agreement provides that the availability under the revolving credit facility to SPPC shall at no time be less than 50% of the total commitments thereunder.  The calculation of SPPC's negative mark-to-market exposure at the closing of the facility was approximately $27.8 million.  The facility also includes customary covenants, including a financial maintenance covenant that requires SPPC to maintain a ratio of consolidated indebtedness to consolidated capital, determined as of the last day of each fiscal quarter, not to exceed 0.68 to 1.

SPPC currently does not have any borrowings under the facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: May 3, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: May 3, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: May 3, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer